SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING 10/31/2007
FILE NUMBER 811 801-12313
SERIES NO.: 14



72DD 1 Total income dividends for which record date passed during the period.
       (000's Omitted)
       Class A                                                      $ 499
     2 Dividends for a second class of open-end company shares (000's Omitted)
       Class B                                                        $ -
       Class C                                                        $ -
       Class R                                                        $ 3
       Investor Class                                               $ 176
       Institutional Class                                          $ 808


73A.   Payments per share outstanding during the entire current period:
       (form nnn.nnnn)
     1 Dividends from net investment income
       Class A                                                     0.0629
     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
       Class B                                                     0.0000
       Class C                                                     0.0000
       Class R                                                     0.0300
       Investor class                                              0.0629
       Institutional Class                                         0.1495

74U. 1 Number of shares outstanding (000's Omitted)
       Class A                                                      7,302
     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
       Class B                                                      3,038
       Class C                                                      1,650
       Class R                                                        141
       Investor Class                                               2,117
       Institutional Class                                          8,684

74V. 1 Net asset value per share (to nearest cent)
       Class A                                                     $16.61
     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
       Class B                                                     $15.83
       Class C                                                     $15.83
       Class R                                                     $16.45
       Investor Class                                              $16.64
       Institutional Class                                         $16.80